Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Partners Limited

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:
/s/ Brian Lawson

Name: Brian Lawson

Title: President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

Name: A.J. Silber

Title: Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield US Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

Name: Kathy Sarpash

Title: Secretary

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Direct Investments Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

Name: A.J. Silber

Title: Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Titan Holdings, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment GP, LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Equity Group Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Private Equity Group Holdings LP

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

Name: A.J. Silber

Title: Director

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Capital Partners Ltd.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

Name: A.J. Silber

Title: Chairman of the Board

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Holdings Canada Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Holdings Canada Inc.

Signature:	/s/ Kathy Sarpash

Name: Kathy Sarpash

Title: Vice President and Secretary

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Private Funds Holdings Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

Name: Kathy Sarpash

Title: Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Canada Adviser, LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Karly Dyck

Name: Karly Dyck

Title: Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:	/s/ Karly Dyck

Name: Karly Dyck

Title: Senior Vice President

Date:	September 21, 2020

Name of Joint Filer:	Brookfield Asset Management Inc.

Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Jessica Diab

Name: Jessica Diab

Title: Vice President – Legal & Regulatory

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-RBS, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-AC, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-CN, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-DS, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-FN, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-FN, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-GLH, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-HI, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-ICG, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-LB, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-MCG, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	Titan Co-Investment-MRS, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	BCP Titan Aggregator, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020

Name of Joint Filer:	BCP Titan Sub Aggregator, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Event Requiring this Statement (Month/Day/Year):	3/12/2020

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

Name: Luke Ricci

Title: Director – Legal

Date:	September 21, 2020